Exhibit 99.1

MONARCH FINANCIAL REPORTS 36% INCREASE IN PROFITS AND STRONG BALANCE SHEET GROWTH

Chesapeake, VA, April 23, 2015 - Monarch Financial Holdings, Inc. (Nasdaq: MNRK), the bank holding company for Monarch Bank, reported record first quarter net income and overall strong financial performance. First quarter 2015 highlights are:

•	Net income of $3,461,207, up 36%

•	Diluted earnings per share of $0.32, up 33%

•	Return on Average Equity of 12.98%

•	Deposit growth of $117 million, driving balance sheet growth

•	Non-performing assets low at 0.39% of total assets

•	Net Interest Margin remained strong at 4.32%

•	$487 million in mortgage loans closed, up 80%

“We are extremely pleased with our first quarter financial performance, with mortgage banking earnings driving the strong increase over the previous year. Loans held for investment grew in the first quarter at an annualized rate of over 7%, and our asset quality remains in the top quartile of banks. Total deposits exceeded $1 billion for the first time in our history, led by growth in checking, money market, and time deposit accounts,” stated Brad E. Schwartz, Chief Executive Officer. “This is the best first quarter in our history and we are bullish on the prospects for the remainder of the year.”

Net income was $3,461,207 for the first quarter of 2015 compared to $2,537,265 for the same period in 2014, a 36% increase. The quarterly annualized return on average equity (ROE) was 12.98% compared to 10.46% one year prior, and the annualized quarterly return on average assets (ROA) was 1.31% compared to 1.06% one year prior. Diluted earnings per share for the first quarter were $0.32, up 33% from the previous year’s first quarter.

Total assets at March 31, 2015 were $1.18 billion, up 15% from the prior year. During the first quarter of 2015 loans held for investment increased $14.4 million to $787 million, and mortgage loans held for sale grew $12.2 million to $160 million. Total deposits grew 16% to $1.036 billion, with demand deposits growing $51 million or 18% year over year. Demand deposits represent 31% of total deposits, an achievement driven by our dedicated cash management and banking office teams.

“We continue to hire talented bankers and expand our banking teams to drive client acquisition and overall balance sheet growth. While deposit growth was at a record pace in the first quarter, one major client made a significant deposit at quarter-end that we anticipate will run-off over the next several months. We remain focused on quality loan and deposit growth, while our cash management and private banking teams continue to focus on growing core deposits,” stated E. Neal Crawford Jr., President of Monarch Bank.

Non-performing assets were 0.39% as of March 31, 2015 compared to 0.27% one year prior. Non-performing assets were $4.6 million, comprised of $175 thousand in 90 days or more past due and still accruing interest, $4.3 million in non-accrual loans and $100,000 in one parcel of other real estate owned that is under contract to close in April. The allowance for loan losses represents 1.10% of total loans held for investment and 192% of non-performing loans.

Average equity to average assets was 10.10% and total risk-based capital to risk weighted assets was 13.52%, significantly higher than the required level to meet the highest rating of “Well Capitalized” by federal banking regulators. Cash dividends of $0.08 per share were paid in the first quarter of 2015, and tangible book value per share grew to $10.32. Monarch was again awarded the highest 5-Star “Superior” rating by Bauer Financial, an independent third-party bank rating agency that rates banks on safety and soundness.

Net interest income, our number one driver of profitability, grew 12.5% in the first quarter driven by higher average balances of earning assets and a decline in the cost of funding those assets. Our net interest margin was 4.32%, slightly up from 4.25% one year ago yet slightly down from 4.42% in the previous quarter. While the current rate environment does not appropriately reward banks for a transaction-focused funding strategy, this strategy should deliver net interest margin protection when rates eventually rise.

Non-interest income increased $9.0 million in the first quarter over the previous year driven primarily by mortgage and title company revenues. Mortgage revenue remains the number one driver of non-interest income. $487 million in mortgage loans were closed during the first quarter of 2015 (52% purchase) compared to $271 million in the first quarter of 2014. The first quarter is typically the weakest quarter for purchase money mortgage closings, and the drop in rates in January drove refinance volume to offset the seasonal purchase money decline.

“The first quarter of 2105 was the best quarter for closings over the past year, with both refinance and purchase volume higher. We anticipate, based on our current pipeline of expected loan closings, the beginning to a strong spring home selling season where our purchase closings should drive the majority of our volume,” stated William T. Morrison, CEO of Monarch Mortgage.

Monarch Financial Holdings, Inc. is the one-bank holding company for Monarch Bank. Monarch Bank is a community bank with ten banking offices in Chesapeake, Virginia Beach, Norfolk, and Williamsburg, Virginia. Monarch Bank also has loan production offices in Newport News and Richmond, Virginia. OBX Bank, a division of Monarch Bank, operates offices in Kitty Hawk and Nags Head, North Carolina. Monarch Mortgage and our affiliated mortgage companies have over thirty offices with locations in Virginia, North Carolina, Maryland, and South Carolina. Our subsidiaries/ divisions include Monarch Bank, OBX Bank, Monarch Mortgage (secondary mortgage origination), OBX Bank Mortgage (secondary mortgage origination), Coastal Home Mortgage, LLC (secondary mortgage origination), Monarch Bank Private Wealth (investment, trust, planning and private banking), Monarch Investments (investment and insurance solutions), Real Estate Security Agency, LLC (title agency) and Monarch Capital, LLC (commercial mortgage brokerage). The shares of common stock of Monarch Financial Holdings, Inc. are publicly traded on the Nasdaq Capital Market under the symbol “MNRK”.

This press release may contain “forward-looking statements,” within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Company and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Company’s most recent Form 10-K and 10-Q reports and other documents filed with the Securities and Exchange Commission. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Contact:	Brad E. Schwartz – (757) 389-5111, www.monarchbank.com

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Consolidated Balance Sheets

Monarch Financial Holdings, Inc. and Subsidiaries

(In thousands)

Unaudited

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
ASSETS:
Cash and due from banks	$13,870	$14,503	$21,083	$19,661	$18,510
Interest bearing bank balances	73,237	49,761	58,207	37,166	37,033
Federal funds sold	63,311	1,135	3,938	29,761	84,232

Investment securities, at fair value	20,283	23,725	25,137	23,773	23,197

Mortgage loans held for sale	159,899	147,690	138,590	156,584	92,839

Loans held for investment, net of unearned income	787,003	772,590	713,667	700,159	715,088
Less: allowance for loan losses	(8,644)	(8,949)	(8,977)	(9,070)	(9,213)

Net loans	778,359	763,641	704,690	691,089	705,875

Bank premises and equipment, net	30,050	30,247	30,368	31,407	29,902
Restricted equity securities, at cost	3,243	3,633	3,179	3,169	3,156
Bank owned life insurance	9,950	9,687	9,587	7,526	7,467
Goodwill	775	775	775	775	775
Intangible assets, net	—	—	—	15	60
Accrued interest receivable and other assets	25,403	21,940	23,688	22,973	19,673

Total assets	$1,178,380	$1,066,737	$1,019,242	$1,023,899	$1,022,719

LIABILITIES:
Demand deposits—non-interest bearing	$269,451	$235,301	$252,286	$240,348	$221,357
Demand deposits—interest bearing	58,725	66,682	53,093	51,563	55,949
Money market deposits	417,329	369,221	365,041	377,096	367,590
Savings deposits	19,519	20,003	25,211	24,539	24,327
Time deposits	271,121	228,207	189,142	197,747	224,947

Total deposits	1,036,145	919,414	884,773	891,293	894,170

FHLB borrowings	1,050	11,075	1,100	1,125	1,150
Trust preferred subordinated debt	10,000	10,000	10,000	10,000	10,000
Accrued interest payable and other liabilities	19,653	18,710	18,145	18,650	17,422

Total liabilities	1,066,848	959,199	914,018	921,068	922,742

STOCKHOLDERS’ EQUITY:
Common stock	51,950	51,864	51,735	51,624	51,584
Capital in excess of par value	9,550	8,336	7,966	7,675	7,357
Retained earnings	49,957	47,354	45,523	43,566	41,232
Accumulated other comprehensive loss	(14)	(102)	(135)	(159)	(314)

Total Monarch Financial Holdings, Inc. stockholders’ equity	111,443	107,452	105,089	102,706	99,859
Noncontrolling interest	89	86	135	125	118

Total equity	111,532	107,538	105,224	102,831	99,977

Total liabilities and stockholders’ equity	$1,178,380	$1,066,737	$1,019,242	$1,023,899	$1,022,719

Common shares outstanding at period end	10,736,947	10,652,475	10,646,873	10,624,668	10,619,444

Nonvested shares of common stock included in commons shares outstanding	346,950	279,750	299,910	299,910	302,710

Book value per common share at period end (1)	$10.39	$10.10	$9.87	$9.67	$9.40
Tangible book value per common share at period end (2)	$10.32	$10.02	$9.80	$9.59	$9.33
Closing market price	$12.51	$13.75	$12.56	$11.72	$12.26

Total risk based capital - Consolidated company	13.52%	13.79%	14.16%	14.29%	14.27%
Total risk based capital - Bank	13.32%	13.81%	14.18%	14.31%	14.30%

(1)	Book value per common share is defined as stockholders’ equity divided by common shares outstanding.
(2)	Tangible book value per common share is defined as stockholders’ equity less goodwill and other intangibles divided by commons shares outstanding

Consolidated Statements of Income

Monarch Financial Holdings, Inc. and Subsidiaries

Unaudited

	Three Months Ended March 31,
	2015	2014
INTEREST INCOME:
Interest on federal funds sold	$8,253	$40,378
Interest on other bank accounts	102,029	36,032
Dividends on equity securities	39,000	30,000
Interest on investment securities	88,915	76,049
Interest on mortgage loans held for sale	1,307,037	772,732
Interest and fees on loans held for investment	9,840,336	9,478,892

Total interest income	11,385,570	10,434,083

INTEREST EXPENSE:
Interest on deposits	668,060	834,413
Interest on trust preferred subordinated debt	46,415	122,337
Interest on other borrowings	22,606	14,362

Total interest expense	737,081	971,112

NET INTEREST INCOME	10,648,489	9,462,971
PROVISION FOR LOAN LOSSES	250,000	—

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,398,489	9,462,971

NON-INTEREST INCOME:
Mortgage banking income	21,063,679	12,202,162
Service charges and fees	516,554	470,212
Title income	232,771	105,034
Investment and insurance income	344,126	445,472
Other income	109,033	85,771

Total non-interest income	22,266,163	13,308,651

NON-INTEREST EXPENSE:
Salaries and employee benefits	9,594,276	8,271,561
Commissions and incentives	9,445,138	4,010,964
Occupancy and equipment	2,288,508	2,276,703
Loan expense	2,458,663	1,363,141
Marketing expense	746,227	521,841
Data processing	629,750	479,278
Telephone	325,746	311,137
Other expenses	1,689,524	1,512,008

Total non-interest expense	27,177,832	18,746,633

INCOME BEFORE TAXES	5,486,820	4,024,989

Income tax provision	(1,993,340)	(1,471,240)

NET INCOME	3,493,480	2,553,749

Less: Net income attributable to noncontrolling interest	(32,273)	(16,484)

NET INCOME ATTRIBUTABLE TO MONARCH
FINANCIAL HOLDINGS, INC	$3,461,207	$2,537,265

NET INCOME PER COMMON SHARE:

Basic	$0.32	$0.24
Diluted	$0.32	$0.24

Weighted average basic shares outstanding	10,728,206	10,572,435
Weighted average diluted shares outstanding	10,761,396	10,613,452

Return on average assets	1.31%	1.06%
Return on average stockholders’ equity	12.98%	10.46%

Financial Highlights

Monarch Financial Holdings, Inc. and Subsidiaries

(Dollars in thousands, except per share data)	For the Quarter Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
EARNINGS
Interest income	$11,385	$11,361	$10,639	$10,557	$10,434
Interest expense	(737)	(786)	(928)	(977)	(971)

Net interest income	10,648	10,575	9,711	9,580	9,463
Provision for loan losses	(250)	—	—	—	—
Noninterest income - mortgage banking income	21,064	16,211	16,658	17,369	12,202
Noninterest income - other	1,202	1,162	1,241	1,130	1,106
Noninterest expense	(27,178)	(23,605)	(23,121)	(23,007)	(18,747)

Pre-tax net income	5,486	4,343	4,489	5,072	4,024
Minority interest in net income	(32)	(44)	(46)	(121)	(16)
Income taxes	(1,993)	(1,616)	(1,635)	(1,767)	(1,471)

Net income	$3,461	$2,683	$2,808	$3,184	$2,537

PER COMMON SHARE
Earnings per share - basic	$0.32	$0.25	$0.26	$0.30	$0.24
Earnings per share - diluted	0.32	0.25	0.26	0.30	0.24
Common stock - per share dividends	0.08	0.08	0.08	0.08	0.07
Average Basic Shares Outstanding	10,728,206	10,648,184	10,635,275	10,620,869	10,572,435
Average Diluted Shares Outstanding	10,761,396	10,689,219	10,670,507	10,660,217	10,613,452

YIELDS
Loans held for investment	5.21%	5.34%	5.16%	5.22%	5.50%
Mortgage loans held for sale, net at fair value	3.90	4.16	4.14	4.37	4.42
Other earning assets	1.31	1.33	1.16	1.04	0.79
Total earning assets	4.62	4.75	4.58	4.61	4.69
Interest bearing checking	0.13	0.14	0.15	0.17	0.16
Money market and regular savings	0.30	0.31	0.36	0.39	0.38
Time deposits	0.61	0.81	0.88	0.88	0.90
Borrowings	1.33	1.71	4.92	4.95	4.96
Total interest-bearing liabilities	0.43	0.48	0.57	0.60	0.60
Interest rate spread	4.19	4.27	4.01	4.01	4.09
Net interest margin	4.32	4.42	4.18	4.18	4.25

FINANCIAL RATIOS
Return on average assets	1.31%	1.04%	1.11%	1.29%	1.06%
Return on average stockholders’ equity	12.98	10.03	10.72	12.63	10.46
Non-interest revenue/Total revenue	66.2	60.5	62.7	63.7	56.1
Efficiency - Consolidated	82.6	84.5	83.7	81.8	82.1
Efficiency - Bank only	66.2	61.2	61.7	63.9	59.9
Average equity to average assets	10.10	10.39	10.40	10.18	10.13

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,949	$8,977	$9,070	$9,213	$9,061
Provision for loan losses	250	—	—	—	—
Charge-offs	(598)	(174)	(181)	(184)	(12)
Recoveries	43	146	88	41	164

Net charge-offs	(555)	(28)	(93)	(143)	152

Ending balance	$8,644	$8,949	$8,977	$9,070	$9,213

COMPOSITION OF RISK ASSETS
Nonperforming loans:
90 days past due	$175	$175	$243	$499	$759
Nonaccrual loans	4,325	2,705	2,180	3,028	1,718
OREO	100	144	767	144	302

Nonperforming assets	$4,600	$3,024	$3,190	$3,671	$2,779

ASSET QUALITY RATIOS
Nonperforming assets to total assets	0.39%	0.28%	0.31%	0.36%	0.27%
Nonperforming loans to total loans	0.57	0.37	0.34	0.50	0.35
Allowance for loan losses to total loans held for investment	1.10	1.16	1.26	1.30	1.29
Allowance for loan losses to nonperforming loans	192.09	310.73	370.49	257.16	371.94
Annualized net charge-offs to average loans held for investment	0.29	0.02	0.05	0.08	-0.09

AVERAGE BALANCES (Amounts in thousands)
Total mortgage loans held for sale	$136,084	$131,471	$138,382	$116,851	$70,856
Total loans held for investment	771,587	725,093	701,137	698,851	704,917
Interest-earning assets	1,009,389	958,904	930,420	927,552	910,929
Assets	1,070,581	1,021,591	999,358	993,003	970,815
Total deposits	925,984	883,478	867,980	867,217	848,969
Other borrowings	21,049	14,575	11,124	11,150	11,174
Stockholders’ equity	108,174	106,088	103,908	101,092	98,374

MORTGAGE PRODUCTION (Amounts in thousands)
Dollar volume of mortgage loans closed	$487,423	$445,846	$440,784	$446,863	$271,233
Percentage of refinance based on dollar volume	47.0%	30.9%	16.0%	15.0%	19.1%